July 21, 2017

ULTIMUS MANAGERS TRUST

TOPTURN ONEEIGHTY FUND

Supplement to the Summary Prospectus, the Prospectus, and the Statement of Additional Information (“SAI”), each dated December 29, 2016

This supplement updates certain information contained in the Summary Prospectus, the Prospectus and the SAI of the Topturn OneEighty Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”). For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund at 1-888-261-2884.

Effective July 21, 2017, the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Topturn Fund Advisors, LLC (the “Adviser”), as investment adviser to the Fund, was amended to reduce the investment advisory fee payable by the Fund to the Adviser from 1.25% to 1.00% of the average daily net assets of the Fund. In addition, the Fund has adopted the Morningstar Diversified Alternatives Index as its primary benchmark, which was formerly the S&P 500 Total Return Index.

Therefore, this supplement updates certain information in the Prospectus and SAI of the Fund as set forth below:

The following changes are made to the Summary Prospectus in the section entitled “FEES AND EXPENSES” and to the Prospectus in the section entitled “TOPTURN ONEEIGHTY FUND SUMMARY - FEES AND EXPENSES”.

The following disclosure replaces, in their entirety, the tables entitled “Shareholder Fees” and “Annual Fund Operating Expenses” beginning on page 1 of the Summary Prospectus and Prospectus:

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.13%
Acquired Fund Fees and Expenses	0.17%
Total Annual Fund Operating Expenses(1)	2.30%
Less Management Fee Reductions and/or Expense Reimbursements(2)	0.38%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(1)	1.92%

(1)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.

(2)
Topturn Fund Advisors, LLC, (the “Adviser”) has contractually agreed, until August 31, 2018, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, costs to organize the Fund, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund's business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) to an amount not exceeding 1.75% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to August 31, 2018, this agreement may not be modified or terminated without the approval of the Fund’s Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

The following disclosure replaces, in its entirety, the subsection entitled “Example” on page 1 of the Summary Prospectus and page 2 of the Prospectus:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until August 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$195	$683	$1,199	$2,615

The following changes to the Prospectus are made in the section entitled “FUND MANAGEMENT”.

The following disclosure replaces, in its entirety, the second paragraph in the subsection entitled “The Investment Adviser” beginning on page 12 of the Prospectus:

For its services, the Fund pays the Adviser a monthly investment advisory fee (the “Management Fee”) computed at the annual rate of 1.00% of its average daily net assets. The Adviser has contractually agreed under an Expense Limitation Agreement, until August 31, 2018, to reduce its Management Fees and to reimburse Other expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, costs to organize the Fund, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund's business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 1.75% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser and the Board at the end of the current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated. Prior to July 21, 2017, the Fund paid the Adviser a monthly Management Fee computed at the annual rate of 1.25% of its average daily net assets.

The following changes to the SAI are made in the section entitled “INVESTMENT ADVISER”.

The following disclosure replaces, in its entirety, the third paragraph in the section entitled “INVESTMENT ADVISER” on page 29 of the SAI:

The Fund pays the Adviser a monthly fee computed at the annual rate of 1.00% of its average daily net assets. The Adviser has agreed to reduce its investment advisory fees and to pay Fund expenses to the extent necessary to limit annual ordinary operating expenses (exclusive of brokerage costs, taxes, interest, costs to organize the Fund, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 1.75% of the average daily net assets of the Fund until August 31, 2018. Any such fee reductions by the Adviser or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment. Prior to July 21, 2017, the Fund paid the Adviser a monthly Management Fee computed at the annual rate of 1.25% of its average daily net assets.

The following changes to the SAI are made in the section entitled “GENERAL INFORMATION”.

The following disclosure replaces, in its entirety, the paragraph in the subsection entitled “Benchmark Descriptions” on page 40 of the SAI:

The Fund compares its performance to standardized indices or other measurements of investment performance. Specifically, the Fund compares its performance to the Morningstar Diversified Alternatives Index as its primary benchmark index, which addresses the complexities of identifying an appropriate mix of liquid alternative investments. Providing diversification beyond traditional asset classes, the strategy behind the index may be viewed as a completion portfolio, which, if added to a portfolio of traditional asset classes, has the potential to improve the risk-return profile of the whole portfolio. The index combines both strategic and tactical asset allocation and includes exposure to a diversified set of seven alternative asset classes. It is a multi-alternative, optimized solution built on Morningstar investment research, asset-allocation expertise, and indexing experience that investors can use to construct an alternatives allocation or analyze performance. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

Investors Should Retain this Supplement for Future Reference